UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                            FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities
                      Exchange Act of 1934



Date of Report (Date of earliest event reported): July 25, 1997




                      Imo Industries Inc.
     (Exact name of registrant as specified in its charter)




    Delaware                 1-9294                    21-0733751
(State or other           (Commission File             (IRS Employer
 jurisdiction of             Number)               Identification Number)
 incorporation)


 1009 Lenox Drive,
 Building Four West, Lawrenceville, NJ                 08648-0550
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (609) 896-7600


                        Not Applicable
                (Former name or former address,
                 if changed since last report)



Item 5.  Other Events.


In  a  press  release  dated  July 25, 1997 ,   the  Registrant
announced that the Registrant and II Acquisition Corp. had executed a definitive agreement providing for the acquisition of the Registrant by II Acquisition Corp.

The  information  set forth in this Item 5  is qualified  in  its
entirety   by   reference  to  the  Registrant's  press   release
announcing such information, which is filed herewith as an exhibit.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

     99.1 Press release dated July 25, 1997 issued by the Registrant.



                           SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   IMO INDUSTRIES INC.



Date: July 28, 1997                By: /s/ William M. Brown
                                           William M. Brown
                                           Executive Vice
                                           President and Chief
                                           Financial Officer and
                                           Corporate Controller